UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2023

GRINDR INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-39714	92-1079067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 N. San Vicente Blvd., Suite RE 1400
West Hollywood, CA 90069
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 776-6680

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRND	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GRND.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2023, Kye Chen joined Grindr Inc. (the “Company”) as the Company’s Chief Accounting Officer. Prior to joining the Company, Ms. Chen, age 45, served as the Chief Accounting Officer of Glossier, Inc., an international, omnichannel beauty company, since September 2019. Prior to Glossier, Ms. Chen held several managerial and accounting roles, including Vice President, Assistant Corporate Controller, at Time Inc., a leading multi-platform media and content company, from March 2008 to September 2019. Ms. Chen received her B.S. in accounting and finance at the NYU Stern School of Business and is a Certified Public Accountant.

Ms. Chen’s offer letter provides for “at will” employment. Pursuant to the terms of her offer letter, Ms. Chen is entitled to an annual base salary of $325,000 and an annual target bonus equal to 35% of her base salary. In connection with Ms. Chen’s appointment, she is expected to enter into the Company’s standard form of indemnification agreement. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Ms. Chen for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as an officer of the Company.

Ms. Chen has no family relationships with any director or executive officer of the Company. There are no arrangements or understandings between Ms. Chen and any other persons pursuant to which he was selected as an officer of the Company, and there are no transactions in which Ms. Chen has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRINDR INC.

Date: March 29, 2023	By:	/s/ Vandana Mehta-Krantz
	Name:	Vandana Mehta-Krantz
	Title:	Chief Financial Officer